                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 26
Report of Independent Accountants................ 32
Dividend Reinvestment Plan....................... 33

VMT ANR 8/99

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,



[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                       VAN KAMPEN MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VMT)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............   (5.68)%
One-year total return based on NAV(2).....................    (.67)%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     6.48%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)..........................................    10.13%

 SHARE VALUATIONS

Net asset value...........................................  $   9.56
Closing common stock price................................  $ 9.6250
One-year high common stock price (11/23/98)...............  $11.5000
One-year low common stock price (06/30/99)................  $ 9.5000
Preferred share (Series A) rate(5)........................    3.498%
Preferred share (Series B) rate(5)........................    3.650%
Preferred share (series C) rate(5)........................    3.250%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                       VAN KAMPEN MUNICIPAL INCOME TRUST

We recently spoke with the management team of the Van Kampen Municipal Income Trust about the key events and economic forces that shaped the markets during the past year. The team includes David C. Johnson, portfolio manager, who has managed the Trust since April 1989 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the 12 months ended June 30, 1999.

   Q  HOW DID THE ECONOMY AFFECT THE MUNICIPAL MARKET DURING THE REPORTING
      PERIOD?

   A During the majority of the reporting period, the municipal market remained relatively stable, even though the stock and high-yield bond markets experienced significant volatility. Much of this stability was attributed to the municipal market's isolation from turbulence abroad. However, the market started to experience more volatility in yields and prices during the last three months of the reporting period. Concerns about rising inflation--particularly the spike in the consumer price index (CPI) in April--led to higher interest rates (and subsequently lower bond prices) during this period.
    Although inflationary concerns were fueled by strong economic growth and the Federal Reserve's bias toward raising rates, they were moderated by a zero growth rate for the CPI in May. In addition, the Fed's rate hike on June 30 was coupled with the announcement that it no longer had a bias toward future rate increases, which helped calm the markets.

   Q  DID THIS ECONOMIC ACTIVITY AFFECT THE SUPPLY OF MUNICIPAL BONDS?

   A Yes. Throughout the reporting period, the supply of municipal bonds declined, particularly as rates increased. As of June 30, the supply of new and refinanced bonds was down 23 percent compared with the previous year, partly because it was no longer economically favorable to refinance many bonds once rates increased. Also, since municipalities had benefited from the strong economy, many no longer needed to issue bonds for general operating needs.
    Although overall supply fell, the proportion of higher-yielding municipal bonds increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more securities came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This situation benefited the Trust's yield because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  GIVEN THESE CONDITIONS, HOW DID YOU MANAGE THE TRUST?

   A We continued to focus on protecting the Trust's income stream as much as possible. Many of the bonds in the Trust offer significantly higher yields than are available in the current marketplace, and therefore are vulnerable to being called by the issuer and refinanced at today's lower rates. In fact, more than 20 percent of the portfolio is subject to call by the end of 2000. To cushion the impact of the potential loss of these higher-yielding bonds, we made a number of purchases when interest rates rose at the end of the reporting period. Although the new bonds yield less than the bonds they replaced, they offered the most attractive rates available during the reporting period. While these purchases did not offset the need for a dividend decrease, we anticipate that they will help us moderate future dividend reductions.
    To further support the Trust, we bought noncallable bonds, which provide slightly lower yields but cannot be removed from the portfolio until their maturity date unless we choose to sell them. We also avoided sectors such as housing, because the low interest-rate environment meant that these bonds might be repaid early as more homeowners refinance their mortgages. While the housing sector usually offers higher yields because of its susceptibility to calls, we did not feel that these bonds offered enough yield to compensate for the added call risk.

   Q  WHERE DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

   A We focused on areas of the market that we felt offered the most value and avoided sectors that appeared to be under pressure. For example, we reduced the Trust's holdings in the health-care sector because of increasing financial pressures on the industry. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors in recent months. As a result, we sold lower-rated health-care issues and replaced them with longer-maturity AAA bonds, which offered favorable yields given their solid credit standing. The higher-quality bonds temporarily hurt the Trust's total return because they were more sensitive to price declines as interest rates increased. We believe, however, that they will benefit the Trust in the future if credit spreads widen and higher-rated bonds increase in value. For additional Trust highlights, please refer to page 9.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A The volatile market and rise in interest rates, especially during the last few weeks of the reporting period, hurt the Trust's price performance. For the 12 months ended June 30, 1999, the Trust generated a total return of
-5.68 percent(1) based on market price. This reflects a decrease in market price from $10.875 on June 30, 1998, to $9.625 on June 30, 1999.
    Although the total return suffered, the Trust provided a very competitive distribution rate of 6.48 percent(3) based on its closing common stock price on June 30, 1999.

Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.13 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket.
    As we discussed earlier, the low interest-rate environment led to a reduction in the Trust's income stream over the past year. As a result, the Board of Trustees approved decreases in the Trust's dividend in December 1998 and June 1999. Despite the dividend decreases, we believe that the Trust offers a competitive yield, especially when considering its exemption from federal income taxes. Please refer to the chart and footnotes on page 3 for additional Trust performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers, which would support the Trust's already-strong credit quality. In addition, we expect that this economic strength will prompt municipalities to issue debt for special projects rather than for general operating financing, keeping supply at moderate levels. We also see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN MUNICIPAL INCOME TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                       JUNE 30, 1999                      JUNE 30, 1998
                                                                       -------------                      -------------
General Purpose                                                            20.20                               9.50
Health Care                                                                12.30                              16.80
Public Education                                                            9.00                               2.70
Airport                                                                     8.80                               7.50
Transportation                                                              7.50                              11.10

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE (BASED UPON MONTH-END VALUES) JUNE 1989 THROUGH JUNE 1999

                                    [GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jun 1989                                                                   9.5000                             9.7700
                                                                           9.6250                             9.8000
                                                                           9.5000                             9.6100
                                                                           9.2500                             9.5000
                                                                           9.2500                             9.5400
                                                                           9.5000                             9.6700
                                                                           9.1250                             9.7200
                                                                           9.3750                             9.5800
                                                                           9.3750                             9.6100
                                                                           9.2500                             9.5600
                                                                           9.3750                             9.3300
                                                                           9.2500                             9.4300
Jun 1990                                                                   9.2500                             9.5300
                                                                           9.5000                             9.6600
                                                                           9.2500                             9.4000
                                                                           9.0000                             9.3100
                                                                           8.8750                             9.3600
                                                                           9.2500                             9.5600
                                                                           9.6250                             9.6200
                                                                           9.6250                             9.6100
                                                                          10.0000                             9.7000
                                                                          10.0000                             9.6400
                                                                          10.0000                             9.7400
                                                                          10.1250                             9.8300
Jun 1991                                                                  10.1250                             9.8100
                                                                          10.3750                             9.9200
                                                                          10.3750                             9.9700
                                                                          10.6250                            10.1100
                                                                          10.5000                            10.1300
                                                                          10.5000                            10.1300
                                                                          10.7500                            10.2400
                                                                          11.1250                            10.2000
                                                                          10.7500                            10.2200
                                                                          10.8750                            10.1800
                                                                          11.1250                            10.2500
                                                                          11.1250                            10.4500
Jun 1992                                                                  11.3750                            10.6900
                                                                          11.8750                            11.3700
                                                                          11.7500                            10.9900
                                                                          11.5000                            10.9700
                                                                          10.7500                            10.6800
                                                                          11.3750                            10.7100
                                                                          12.0000                            10.6500
                                                                          12.0000                            10.6900
                                                                          12.3750                            11.0900
                                                                          11.6250                            11.0900
                                                                          11.7500                            11.0900
                                                                          11.8750                            11.0900
Jun 1993                                                                  12.0000                            11.1300
                                                                          12.2500                            11.0900
                                                                          12.6250                            11.2100
                                                                          12.3750                            11.3700
                                                                          12.2500                            11.3100
                                                                          11.7500                            11.0400
                                                                          11.7500                            11.1700
                                                                          12.2500                            11.2700
                                                                          11.7500                            10.8000
                                                                          10.7500                             9.9300
                                                                          11.1250                             9.9100
                                                                          11.0000                             9.9700
Jun 1994                                                                  11.1250                             9.9200
                                                                          11.2500                            10.0000
                                                                          11.0000                            10.0200
                                                                          10.2500                             9.8200
                                                                          10.0000                             9.5000
                                                                          10.1250                             9.1000
                                                                           9.7500                             9.3400
                                                                          10.6250                             9.6100
                                                                          11.2500                             9.9000
                                                                          11.0000                             9.9000
                                                                          11.0000                             9.7700
                                                                          11.0000                             9.9400
Jun 1995                                                                  11.1250                             9.7600
                                                                          11.2500                             9.7600
                                                                          11.1250                             9.8500
                                                                          10.7500                             9.8600
                                                                          10.5000                             9.9800
                                                                          10.5000                            10.1600
                                                                          10.5000                            10.2400
                                                                          11.0000                            10.2600
                                                                          11.0000                            10.1600
                                                                          10.3750                             9.8800
                                                                          10.1250                             9.7600
                                                                          10.0000                             9.7200
Jun 1996                                                                   9.8750                             9.7600
                                                                          10.1250                             9.8400
                                                                          10.3750                             9.7700
                                                                          10.2500                             9.9000
                                                                          10.2500                             9.9700
                                                                          10.3750                            10.1200
                                                                          10.3750                            10.0000
                                                                          10.3750                             9.9600
                                                                          10.3750                            10.0400
                                                                          10.1250                             9.8100
                                                                          10.6250                             9.8900
                                                                          10.6250                             9.9900
Jun 1997                                                                  10.8750                            10.0100
                                                                          11.0625                            10.3800
                                                                          11.0000                            10.0900
                                                                          11.0000                            10.1800
                                                                          10.9370                            10.2300
                                                                          11.1870                            10.2000
                                                                          10.8120                            10.3500
                                                                          11.1250                            10.4200
                                                                          11.0620                            10.3700
                                                                          10.3120                            10.3200
                                                                          10.2500                            10.1400
                                                                          10.4370                            10.2800
Jun 1998                                                                  10.8750                            10.2600
                                                                          10.8125                            10.2300
                                                                          10.7500                            10.4400
                                                                          11.0000                            10.5700
                                                                          11.1250                            10.4300
                                                                          11.3750                            10.4100
                                                                          10.8125                            10.3800
                                                                          10.6250                            10.4300
                                                                          10.8750                            10.2000
                                                                          10.6875                            10.1300
                                                                          10.5000                            10.1100
                                                                          10.3750                             9.9200
Jun 1999                                                                   9.6250                             9.5600

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                       VAN KAMPEN MUNICIPAL INCOME TRUST

 CREDIT QUALITY

                                  [PIE CHART]

                         As of June 30, 1999
AAA/Aaa ............           63.80
AA/Aa ..............            3.80
A/A ................           10.40
BBB/Baa ............           20.00
NON-RATED ..........            2.00

                                  [PIE CHART]

                         As of December 31, 1998
AAA/Aaa ............            50.5
AA/Aa ..............             5.4
A/A ................            17.1
BBB/Baa ............            23.4
BB/Ba ..............             1.4
NON-RATED ..........             2.2



Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED JUNE 30, 1999

                                  [BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
Jul 1998                                                                       0.0560
Aug 1998                                                                       0.0560
Sep 1998                                                                       0.0560
Oct 1998                                                                       0.0560
Nov 1998                                                                       0.0560
Dec 1998                                                                       0.0540
Jan 1999                                                                       0.0540
Feb 1999                                                                       0.0540
Mar 1999                                                                       0.0540
Apr 1999                                                                       0.0540
May 1999                                                                       0.0540
Jun 1999                                                                       0.0520

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  106.2%
          ALABAMA  0.1%
$   500   Alabama St Indl Dev Auth Solid Waste
          Disp Rev Pine City Fiber Co (b)......   6.450%     12/01/23    $    515,570
                                                                         ------------
          ARKANSAS  0.2%
  1,000   Conway, AR Hosp Rev Conway Regl Hosp
          Rfdg.................................   8.375      07/01/11       1,048,830
                                                                         ------------
          CALIFORNIA  6.1%
 24,940   Alameda Corridor Tran Auth CA Rev Ser
          1999 A (MBIA Insd)...................    *         10/01/36       3,135,207
  7,280   California Hsg Fin Agy Rev Homeowner
          Mtg Ser D............................    *         08/01/20       1,446,973
  4,250   California St (MBIA Insd)............   5.000      08/01/24       4,020,458
  5,000   Contra Costa, CA Home Mtg Fin Auth
          Home Mtg Rev (MBIA Insd).............    *         09/01/17       1,855,800
  2,000   Duarte CA Ctfs Partn Ser A...........   5.250      04/01/19       1,871,460
  1,500   Duarte CA Ctfs Partn Ser A...........   5.250      04/01/24       1,388,460
  6,075   Orange Cnty, CA Recovery Ctfs Ser A
          Rfdg (MBIA Insd) (b).................   6.000      06/01/09       6,647,204
 11,120   San Diego, CA Unified Sch Dist Cap
          Apprec Ser A (FGIC Insd).............    *         07/01/23       2,964,036
 15,000   San Joaquin Hills, CA Tran Toll Cap
          Apprec Ser A Rfdg (MBIA Insd)........    *         01/15/26       3,423,000
                                                                         ------------
                                                                           26,752,598
                                                                         ------------
          COLORADO  8.0%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................   6.950      08/31/20       1,151,320
  1,500   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................   7.000      08/31/26       1,730,970
  1,825   Denver, CO City & Cnty Arpt Rev Ser
          A....................................   8.500      11/15/07       1,955,323
 11,330   Denver, CO City & Cnty Arpt Rev Ser A
          (b)..................................   8.250      11/15/12      12,045,263
  5,115   Denver, CO City & Cnty Arpt Rev Ser A
          (b)..................................   8.500      11/15/23       5,457,551
  4,410   Denver, CO City & Cnty Arpt Rev Ser A
          (b)..................................   8.750      11/15/23       4,862,951
  1,070   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00) (b).........   8.250      11/15/12       1,153,899

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 1,590   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).............   8.750%     11/15/23    $  1,783,169
  3,000   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................   7.500      12/01/11       3,208,110
  1,850   Montrose Cnty, CO Ctfs Partn.........   6.350      06/15/06       1,977,021
                                                                         ------------
                                                                           35,325,577
                                                                         ------------
          CONNECTICUT  0.7%
  3,100   Stamford, CT Hsg Auth Multi-Family
          Rev Fairfield Apts Proj Rfdg.........   4.750      12/01/28       2,992,554
                                                                         ------------
          DISTRICT OF COLUMBIA  0.8%
    710   Dist of Columbia Ctfs Partn..........   6.875      01/01/03         732,138
  2,775   Dist of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (MBIA Insd)
          (b)..................................   5.250      08/15/12       2,801,778
                                                                         ------------
                                                                            3,533,916
                                                                         ------------
          FLORIDA  2.1%
  1,000   Bartow, FL Wtr & Swr Systems Rev
          (FGIC Insd)..........................   5.125      10/01/29         958,430
  4,660   Florida St Brd Edl Cap Outlay Pub Ed
          Ser A Rfdg (Prerefunded @
          06/01/00)............................    *         06/01/15       1,576,758
  3,500   Florida St Brd Edl Cap Outlay Pub Ed
          Ser B................................   4.500      06/01/27       2,968,280
  4,000   Sarasota Cnty, FL Pub Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A
          (Embedded Cap) (MBIA Insd)...........    *         10/01/21       3,760,360
                                                                         ------------
                                                                            9,263,828
                                                                         ------------
          GEORGIA  9.5%
  1,000   Burke Cnty, GA Dev Auth Pollution
          Control Rev GA Pwr Co Plant Vogtle
          Second Ser (AMBAC Insd)..............   5.250      05/01/34         957,010
  5,866   Fulton Cnty, GA Lease Rev (b)........   7.250      06/15/10       6,601,727
 25,000   Georgia Local Gov Ctfs Partn Grantor
          Trust Ser A (MBIA Insd) (b)..........   4.750      06/01/28      22,550,000
  2,635   Georgia Muni Elec Auth Pwr Rev Ser A
          (MBIA Insd) (b)......................   6.500      01/01/20       3,014,888

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$ 3,000   Georgia Muni Elec Auth Pwr Rev Ser B
          (FGIC Insd) (b)......................   6.250%     01/01/17    $  3,331,590
  5,000   Georgia Muni Elec Auth Pwr Rev Ser Z
          Rfdg (MBIA Insd) (b).................   5.500      01/01/20       5,105,850
                                                                         ------------
                                                                           41,561,065
                                                                         ------------
          IDAHO  0.5%
  2,080   Boise, ID Urban Renewal Agy Pkg Rev
          Ser A (b)............................   8.125      09/01/15       2,115,277
                                                                         ------------
          ILLINOIS  18.3%
 49,000   Chicago, IL Brd Edl Cap Apprec Sch
          Reform B-1 (FGIC Insd)...............    *         12/01/27       9,716,700
 78,500   Chicago, IL Brd Edl Cap Apprec Sch
          Reform B-1 (FGIC Insd)...............    *         12/01/31      12,357,470
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84A
          (b)..................................   8.850      05/01/18      14,792,544
  2,585   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84B
          (b)..................................   8.850      05/01/18       2,802,399
  4,895   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)....................    *         01/01/07       3,394,242
  1,000   Chicago, IL Ser B Rfdg (AMBAC Insd)
          (b)..................................   5.125      01/01/15         985,290
  5,000   Hoffman Estates, IL Park Dist........   5.375      12/01/29       4,804,600
  2,000   Illinois Edl Fac Auth Rev Lewis
          Univ.................................   6.125      12/01/26       2,012,400
  1,450   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D.......................   9.500      11/15/15       1,597,378
  1,275   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D (Prerefunded @
          11/15/00)............................   9.500      11/15/15       1,395,908
    570   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser E.......................   9.500      11/15/19         628,140
  1,310   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser E (Prerefunded @
          11/15/00)............................   9.500      11/15/19       1,433,612
  1,000   Illinois Hlth Fac Auth Rev Lutheran
          Social Svcs Proj Ser A (Prerefunded @
          08/01/00) (LOC: Bank of Japan) (b)...   7.650      08/01/20       1,061,980
  3,205   Illinois Hlth Fac Auth Rev OSF
          Hlthcare Sys Rfdg (b)................   6.000      11/15/23       3,252,979

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,000   Illinois Hlth Fac Auth Rev Servantcor
          Ser A (Prerefunded @ 08/15/01).......   8.000%     08/15/21    $  2,187,500
 45,775   Illinois Hsg Dev Auth Multi-Family
          Hsg Ser A............................    *         07/01/27       5,594,620
  1,250   Sangamon Cnty, IL Ctfs Partn.........  10.000      12/01/06       1,656,713
  3,750   Will Cnty, IL Cmnty Sch Dist No 161
          Summit Hill (FGIC Insd) (a)..........    *         01/01/15       1,607,325
  4,295   Will Cnty, IL Cmnty Sch Dist No 161
          Summit Hill (FGIC Insd) (a)..........    *         01/01/17       1,636,352
  6,500   Will Cnty, IL Cmnty Sch Dist No 365
          (FSA Insd) (a).......................    *         11/01/17       2,365,220
 10,435   Will Cnty, IL Fst Presv Dist Ser B
          (FGIC Insd)..........................    *         12/01/12       5,104,489
                                                                         ------------
                                                                           80,387,861
                                                                         ------------
          INDIANA  0.7%
  1,370   Indiana Hlth Fac Fin Auth Hosp Rev
          Bartholomew Cnty Hosp Proj
          (Prerefunded @ 08/15/00) (FSA Insd)
          (b)..................................   7.750      08/15/20       1,458,201
  1,650   Indiana St Edl Fac Auth Rev Univ
          Evansville Proj (Prerefunded @
          11/01/00) (b)........................   8.125      11/01/10       1,775,499
                                                                         ------------
                                                                            3,233,700
                                                                         ------------
          KENTUCKY  0.5%
  2,190   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd) (b).................   6.250      03/01/09       2,372,361
                                                                         ------------
          LOUISIANA  1.7%
  1,022   Lafayette, LA Pub Fin Auth Single
          Family Mtg Rev Ser A Rfdg............   8.500      11/15/12       1,050,851
  4,895   Louisiana Pub Fac Auth Rev
          Multi-Family Hsg Pontchatn Arpts Ser
          B (GNMA Collateralized) (b)..........   8.375      07/20/23       5,103,856
  1,250   New Orleans, LA Hsg Dev Corp
          Multi-Family Rev Hsg Southwood Patio
          Ser A (FNMA Collateralized)..........   7.700      02/01/22       1,351,000
                                                                         ------------
                                                                            7,505,707
                                                                         ------------
          MARYLAND  2.5%
  2,180   Baltimore, MD Cap Apprec Ser A (FGIC
          Insd)................................    *         10/15/09       1,264,247
  2,470   Baltimore, MD Cap Apprec Ser A
          (Prerefunded @ 10/15/05) (FGIC
          Insd)................................    *         10/15/09       1,451,051

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MARYLAND (CONTINUED)
$ 1,000   Maryland St Econ Dev Corp Student
          Housing Rev (a)......................   5.750%     06/01/29    $    960,690
  2,500   Maryland St Econ Dev Corp Student
          Housing Rev (a)......................   6.000      06/01/30       2,492,875
  5,000   Maryland St Hlth & Higher Edl Fac
          Auth Rev Medlantic/Helix Issue Ser B
          (AMBAC Insd).........................   5.250      08/15/38       4,834,650
                                                                         ------------
                                                                           11,003,513
                                                                         ------------
          MASSACHUSETTS  0.8%
  2,440   Massachusetts St Hlth & Edl Fac Auth
          Rev Farmingham Union Hosp Ser B
          (Prerefunded @ 07/01/00).............   8.500      07/01/10       2,591,622
  1,000   Massachusetts St Indl Fin Agy Rev
          Higher Edl Hampshire College Proj....   5.625      10/01/12         985,230
                                                                         ------------
                                                                            3,576,852
                                                                         ------------
          MICHIGAN  4.6%
  1,180   Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr.............   5.750      05/15/18       1,153,355
  4,260   Michigan St Hosp Fin Auth Rev Hosp
          Battle Creek Hosp Ser G Rfdg.........   9.500      11/15/15       4,656,095
  1,915   Michigan St Hosp Fin Auth Rev Hosp
          Bay Med Cent Ser A Rfdg (Crossover
          Rfdg @ 07/01/00) (b).................   8.250      07/01/12       2,031,528
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Ser A Rfdg (ACA
          Insd)................................   5.500      10/01/18         967,070
  2,000   Michigan St Hosp Fin Auth Rev Hosp
          Hackley Hosp Ser A Rfdg..............   5.000      05/01/18       1,793,640
  4,000   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (a)............................   5.550      09/01/29       3,934,840
  5,000   Wayne Charter Cnty, MI Airport Rev
          Detroit Metro Wayne Cnty (MBIA
          Insd)................................   5.000      12/01/28       4,579,650
  1,000   Wayne Charter Cnty, MI Airport Rev
          Subordinated Lien Detroit Metro Ser B
          (MBIA Insd)..........................   5.250      12/01/13         980,640
                                                                         ------------
                                                                           20,096,818
                                                                         ------------

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MINNESOTA  0.6%
$ 3,000   Southern MN Muni Pwr Agy Pwr Supply
          Sys Rev Ser A Rfdg (MBIA Insd).......   4.750%     01/01/16    $  2,799,630
                                                                         ------------
          MISSISSIPPI  0.4%
  1,500   Mississippi Hosp Equip & Fac MS
          Baptist Med Cent Rfdg (MBIA Insd)
          (b)..................................   6.000      05/01/13       1,568,940
                                                                         ------------
          MISSOURI  0.7%
  2,735   Missouri St Hsg Dev Cmnty Mtg Rev Ser
          B Rfdg (FHA Gtd) (b).................   7.000      09/01/10       2,859,853
                                                                         ------------
          NEBRASKA  1.0%
  3,935   Nebraska Invt Fin Single Family Mtg
          Rev Pgm B (Inverse Fltg) (GNMA Insd)
          (b)..................................  11.623      03/15/22       4,190,775
                                                                         ------------
          NEW HAMPSHIRE  0.5%
  2,340   New Hampshire St Bus Fin Auth Pollutn
          Ctl Rev..............................   5.875      10/01/33       2,344,610
                                                                         ------------
          NEW YORK  15.1%
  2,250   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser C (Prerefunded @
          06/15/01) (b)........................   7.750      06/15/20       2,438,460
  7,000   New York City Ser A (b)..............   7.000      08/01/04       7,718,830
  4,500   New York City Ser B (AMBAC Insd)
          (b)..................................   7.250      08/15/07       5,192,325
  2,700   New York City Ser C (b)..............   7.000      08/15/08       2,844,666
  1,100   New York City Ser C (Prerefunded @
          08/15/01)............................   7.000      08/15/08       1,166,869
  6,930   New York City Tran Auth Tran Fac
          Livingston Plaza Proj Rfdg (FSA Insd)
          (b)..................................   5.400      01/01/18       7,000,478
  9,450   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Impt F (AMBAC Insd).........   4.500      08/15/28       8,030,610
  8,625   New York St Dorm Auth Rev City Univ
          Ser F (b)............................   5.500      07/01/12       8,679,683
  5,190   New York St Dorm Auth Rev Insd NY
          Univ Ser A (AMBAC Insd) (a)..........   5.500      07/01/11       5,229,963
    415   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Ser A...........   7.750      08/15/11         443,834
  2,500   New York St Urban Dev Corp Rev
          Correctional Cap Fac Ser A...........   5.250      01/01/21       2,389,900

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,635   New York St Urban Dev Corp Rev Youth
          Fac..................................   5.875%     04/01/08    $  2,746,382
  5,305   New York, NY City Trans Auth Ser A...   5.625      01/01/12       5,523,990
  3,000   New York, NY City Trans Auth Metro
          Ser A................................   5.250      01/01/29       2,906,010
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd) (b)............................   5.750      12/01/22       4,105,440
                                                                         ------------
                                                                           66,417,440
                                                                         ------------
          NORTH CAROLINA  3.7%
 15,000   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev (MBIA Insd) (b).....   6.000      01/01/12      16,186,200
                                                                         ------------
          OHIO  1.2%
  3,805   Mason, OH Hlthcare Fac (FHA Gtd)
          (Prerefunded @ 02/01/01).............   7.625      02/01/40       4,118,380
  1,000   Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC
          Insd) (b)............................   6.375      04/01/29       1,077,930
                                                                         ------------
                                                                            5,196,310
                                                                         ------------
          OKLAHOMA  0.8%
  3,300   Mc Alester, OK Public Wks Auth
          Utility Sys Rev (FSA Insd)...........   5.750      02/01/20       3,394,050
                                                                         ------------
          PENNSYLVANIA  7.7%
  1,000   Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd)................................   5.000      12/01/28         928,150
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse
          Fltg) (FGIC Insd) (b)................   8.030      06/18/15       2,675,000
  1,700   Harrisburg, PA Cap Apprec Notes Ser F
          Rfdg (AMBAC Insd)....................    *         09/15/14         748,187
  5,000   Pennsylvania St Higher Edl Assist Agy
          Student Ln Rev Ser B (Inverse Fltg)
          (MBIA Insd) (b)......................  11.244      03/01/20       6,187,500
  1,770   Philadelphia, PA Auth Indl Dev Rev
          Edl Comm Fgn Med Grads (MBIA Insd)...   5.000      06/01/18       1,671,623
  1,000   Philadelphia, PA Auth Indl Dev Rev
          Edl Comm Fgn Med Grads (MBIA Insd)...   5.000      06/01/21         944,620
  7,385   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................   4.500      04/01/18       6,476,054
  1,750   Philadelphia, PA Sch Dist Cap Apprec
          Ser A Rfdg (AMBAC Insd)..............    *         07/01/01       1,608,320
  6,500   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd) (a)............................   4.500      04/01/23       5,577,975

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Ridley Park, PA Hosp Auth Rev Taylor
          Hosp Ser A Rfdg (b)..................   6.000%     12/01/13    $  2,153,440
  4,745   Sayre, PA Hlthcare Fac Auth Rev VHA
          Cap Asset Fin Pgm Ser C (AMBAC Insd)
          (b)..................................   7.700      12/01/15       4,912,309
                                                                         ------------
                                                                           33,883,178
                                                                         ------------
          RHODE ISLAND  0.2%
  1,000   Providence, RI Pub Bldg Auth Genl Rev
          Ser B (FSA Insd) (b).................   7.250      12/15/10       1,063,590
                                                                         ------------
          SOUTH CAROLINA  0.4%
  1,610   South Carolina St Hsg Fin & Dev Auth
          Homeowner Mtg Ser A (b)..............   7.400      07/01/23       1,677,137
                                                                         ------------
          TENNESSEE  1.3%
  5,385   Tennessee Hsg Dev Agy Mtg Fin Ser A
          (b)..................................   7.125      07/01/26       5,713,377
                                                                         ------------
          TEXAS  7.1%
  7,000   Austin, TX Rev Rfdg Sub Lien Ser A
          (MBIA Insd)..........................   4.250      05/15/28       5,616,450
  7,065   Dallas Cnty, TX Util & Reclamation
          Dist Cap Apprec (MBIA Insd)..........    *         02/15/20       1,609,902
  2,790   Dallas Fort Worth, TX Intl Arpt Fac
          Imp Corp Rev.........................   6.000      11/01/14       2,852,105
  1,800   Gulf Coast Wtr Auth TX Wtr Sys
          Contract Rev (FGIC Insd).............   5.000      08/15/17       1,722,330
  4,820   Harris Cnty, TX Toll Rd (Prerefunded
          @ 08/15/09) (AMBAC Insd).............    *         08/15/18       1,558,354
  1,000   Harris Cnty, TX Toll Rd (Prerefunded
          @ 08/15/09) (AMBAC Insd).............    *         08/15/21         263,010
  2,400   Port Arthur, TX Navig Dist Rfdg
          (AMBAC Insd).........................   4.875      03/01/19       2,230,440
  4,000   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................    *         08/15/20       1,210,200
  4,395   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................    *         08/15/21       1,231,435
  3,525   Texas Muni Pwr Agy Rev Cap Apprec
          Rfdg (AMBAC Insd)....................    *         09/01/07       2,356,603
  8,220   Texas St Pub Ppty Fin Corp Rev Mental
          Hlth & Retardation Rfdg (FSA Insd)
          (b)..................................   5.500      09/01/13       8,276,965

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,475   Waxahachie, TX Cmnty Dev Corp Sales
          Tax Rev (MBIA Insd)..................    *         08/01/21    $    414,106
  1,270   Waxahachie, TX Cmnty Dev Corp Sales
          Tax Rev (MBIA Insd)..................    *         08/01/22         336,626
  1,250   West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics (b).........................   8.200%     03/15/21       1,338,513
                                                                         ------------
                                                                           31,017,039
                                                                         ------------
          UTAH  1.7%
  5,210   Salt Lake City, UT Arpt Rev Delta
          Airls Inc Proj (b)...................   7.900      06/01/17       5,326,600
  1,000   Salt Lake Cnty, UT College Rev
          Westminster College Proj.............   5.750      10/01/27       1,001,320
    965   Utah St Hsg Fin Agy Single Family Mtg
          Ser B Class 2 (b)....................   6.250      07/01/14       1,010,741
                                                                         ------------
                                                                            7,338,661
                                                                         ------------
          VIRGINIA  3.6%
  1,970   Richmond, VA (FSA Insd) (a)..........   5.250      01/15/09       1,948,625
  4,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/12       3,980,440
  4,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/13       3,971,920
  3,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/16       2,936,190
  3,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/17       2,919,810
                                                                         ------------
                                                                           15,756,985
                                                                         ------------
          WEST VIRGINIA  0.6%
  2,480   South Charleston, WV Indl Dev Rev
          Union Carbide Chem & Plastics Ser A
          (b)..................................   8.000      08/01/20       2,605,637
                                                                         ------------
          WISCONSIN  1.6%
  2,835   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....    *         12/15/11       1,479,275
  1,495   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....    *         12/15/12         734,598
  1,565   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....    *         12/15/13         724,329
  1,670   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....    *         12/15/14         727,318

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,000   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....    *         12/15/16    $    387,150
  2,750   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev Ser A Rfdg (MBIA
          Insd)................................   5.500%     12/15/26       2,794,990
                                                                         ------------
                                                                            6,847,660
                                                                         ------------
          PUERTO RICO  0.9%
  1,000   Puerto Rico Indl Tourist Edl Med &
          Environmental Control Fac Financing
          Auth Higher Edl Rev (a)..............   5.375      02/01/19         978,620
  3,000   Puerto Rico Pub Bldgs Auth Gtd Pub Ed
          & Hlth Fac...........................   5.700      07/01/16       3,099,120
                                                                         ------------
                                                                            4,077,740
                                                                         ------------
TOTAL INVESTMENTS  106.2%
  (Cost $456,782,012)................................................     466,224,839
LIABILITIES IN EXCESS OF OTHER ASSETS  (6.2%)........................     (27,112,878)
                                                                         ------------
NET ASSETS  100.0%...................................................    $439,111,961
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $456,782,012).......................  $466,224,839
Receivables:
  Investments Sold..........................................    11,672,438
  Interest..................................................     5,925,500
Other.......................................................        24,391
                                                              ------------
      Total Assets..........................................   483,847,168
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    43,670,342
  Variation Margin on Futures...............................       230,000
  Investment Advisory Fee...................................       218,266
  Income Distributions -- Preferred Shares..................       186,744
  Custodian Bank............................................        98,516
  Affiliates................................................        15,442
Accrued Expenses............................................       201,864
Trustees' Deferred Compensation and Retirement Plans........       114,033
                                                              ------------
      Total Liabilities.....................................    44,735,207
                                                              ------------
NET ASSETS..................................................  $439,111,961
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................       286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................     9,463,175
Accumulated Undistributed Net Investment Income.............     1,044,953
Accumulated Net Realized Loss...............................    (2,512,532)
                                                              ------------
      Net Assets Applicable to Common Shares................   274,111,961
                                                              ------------
NET ASSETS..................................................  $439,111,961
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($274,111,961 divided by
  28,684,985 shares outstanding)............................  $       9.56
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 27,706,872
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       2,745,741
Preferred Share Maintenance.................................         430,793
Trustees' Fees and Related Expenses.........................          37,120
Custody.....................................................          32,765
Legal.......................................................          18,678
Other.......................................................         369,728
                                                                ------------
    Total Expenses..........................................       3,634,825
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 24,072,047
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  5,514,664
  Options...................................................         283,658
  Futures...................................................      (1,993,699)
                                                                ------------
Net Realized Gain...........................................       3,804,623
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      33,383,365
                                                                ------------
  End of the Period:
    Investments.............................................       9,442,827
    Futures.................................................          20,348
                                                                ------------
                                                                   9,463,175
                                                                ------------
Net Unrealized Depreciation During the Period...............     (23,920,190)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(20,115,567)
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  3,956,480
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                   June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $ 24,072,047    $ 25,289,969
Net Realized Gain................................     3,804,623       5,265,942
Net Unrealized Appreciation/Depreciation During
  the Period.....................................   (23,920,190)      2,077,934
                                                   ------------    ------------
Change in Net Assets from Operations.............     3,956,480      32,633,845
                                                   ------------    ------------
Distributions from Net Investment Income:
  Common Shares..................................   (18,745,835)    (19,639,177)
  Preferred Shares...............................    (5,498,326)     (5,972,446)
                                                   ------------    ------------
Total Distributions..............................   (24,244,161)    (25,611,623)
                                                   ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................   (20,287,681)      7,022,222
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...................................     2,055,345       2,074,652
                                                   ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............   (18,232,336)      9,096,874
NET ASSETS:
Beginning of the Period..........................   457,344,297     448,247,423
                                                   ------------    ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,044,953 and $1,217,067, respectively).......  $439,111,961    $457,344,297
                                                   ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                 --------------------------------------------------
                                  1999       1998       1997       1996      1995
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a).............    $10.263    $10.014    $ 9.758    $9.760    $ 9.924
                                 -------    -------    -------    ------    -------
Net Investment Income........       .841       .890       .916      .940       .964
Net Realized and Unrealized
  Gain/Loss..................      (.700)      .261       .264      .048      (.065)
                                 -------    -------    -------    ------    -------
Total from Investment
  Operations.................       .141      1.151      1.180      .988       .899
                                 -------    -------    -------    ------    -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...........       .656       .692       .720      .770       .840
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders...........       .192       .210       .204      .220       .223
  Distributions from and in
    Excess of Net Realized
    Gain Paid to Common
    Shareholders.............        -0-        -0-        -0-       -0-        -0-
                                 -------    -------    -------    ------    -------
Total Distributions..........       .848       .902       .924      .990      1.063
                                 -------    -------    -------    ------    -------
Net Asset Value, End of the
  Period.....................    $ 9.556    $10.263    $10.014    $9.758    $ 9.760
                                 =======    =======    =======    ======    =======
Market Price Per Share at End
  of the Period..............    $9.6250    $10.875    $10.875    $9.875    $11.125
Total Investment Return at
  Market Price (a)...........     (5.68%)     6.85%     18.32%    (4.27%)     8.59%
Total Return at Net Asset
  Value (b)..................      (.67%)     9.62%     10.24%     8.02%      7.24%
Net Assets at End of the
  Period (In millions).......    $ 439.1    $ 457.3    $ 448.2    $438.7    $ 436.1
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares*.............      1.24%      1.23%      1.28%     1.31%      1.33%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to Common
  Shares (c).................      6.35%      6.64%      7.18%     7.26%      7.56%
Portfolio Turnover...........        98%       103%        53%       29%        38%
 * Ratio of Expenses to
Average Net
  Assets Including Preferred
  Shares.....................       .79%       .79%       .80%      .82%       .83%

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended June 30,
-----------------------------------------------------
       1994      1993      1992      1991      1990
-----------------------------------------------------
      $11.133   $10.688   $ 9.805   $ 9.534   $ 9.767
      -------   -------   -------   -------   -------
        1.000     1.078     1.095     1.093     1.070
       (1.214)     .520      .848      .295     (.229)
      -------   -------   -------   -------   -------
        (.214)    1.598     1.943     1.388      .841
      -------   -------   -------   -------   -------
         .840      .829      .791      .725      .685
         .155      .162      .238      .337      .389
          -0-      .162      .031      .055       -0-
      -------   -------   -------   -------   -------
         .995     1.153     1.060     1.117     1.074
      -------   -------   -------   -------   -------
      $ 9.924   $11.133   $10.688   $ 9.805   $ 9.534
      =======   =======   =======   =======   =======
      $11.125   $12.000   $11.375   $10.125   $ 9.250
       (0.05%)   15.20%    21.65%    18.71%     4.65%
       (3.63%)   13.97%    18.08%    11.61%     4.76%
      $ 437.7   $ 467.9   $ 452.7   $ 426.7   $ 418.3
        1.28%     1.25%     1.35%     1.46%     1.43%
        7.86%     8.41%     8.41%     7.88%     7.11%
          45%       45%       27%       69%      116%
         .82%      .80%      .84%      .89%      .87%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                 June 30, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $2,492,182 which will expire on June 30, 2004.

    At June 30, 1999, for federal income tax purposes, cost of long-term investments is $456,782,012; the aggregate gross unrealized appreciation is $19,684,310 and the aggregate gross unrealized depreciation is $10,241,483, resulting in net unrealized appreciation on long-term investments of $9,442,827.

    Net realized gains or losses differ for financial reporting and tax purposes as a result of gains or losses recognized for tax purposes on open futures positions at June 30, 1999.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30, 1999, the Trust recognized expenses of approximately $7,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                 June 30, 1999
--------------------------------------------------------------------------------

    For the year ended June 30, 1999, the Trust recognized expenses of approximately $139,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 1999 and 1998, respectively, common shares paid in surplus aggregated $265,829,515 and $263,776,167 respectively.
    Transactions in common shares were as follows:

                                               YEAR ENDED      YEAR ENDED
                                              JUNE 30, 1999   JUNE 30, 1998
---------------------------------------------------------------------------
Beginning Shares............................   28,485,339      28,286,058
Shares Issued Through Dividend
  Reinvestment..............................      199,646         199,281
                                               ----------      ----------
Ending Shares...............................   28,684,985      28,485,339
                                               ==========      ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments excluding short-term investments, were $468,665,360 and $453,734,850, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or

                                 June 30, 1999
--------------------------------------------------------------------------------

taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options, each with a par value of $100,000, for the year ended June 30, 1999, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1998....................      -0-     $     -0-
Options Written and Purchased (Net).............    2,090       465,102
Options Terminated in Closing Transactions
  (Net).........................................   (1,490)     (740,275)
Options Expired (Net)...........................     (600)      275,173
                                                   ------     ---------
Outstanding at June 30, 1999....................      -0-     $     -0-
                                                   ======     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                                 June 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at June 30, 1998..............................      -0-
Futures Opened............................................    5,230
Futures Closed............................................   (4,810)
                                                             ------
Outstanding at June 30, 1999..............................      420
                                                             ======

    The futures contracts outstanding as of June 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                                CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
Long Contracts
U.S. Treasury Bond Future, Sep 1999--
  (Current Notional Value of $115,906 per
  contract).................................       100        $ 36,690
Short Contracts
Municipal Bond Future, Sep 1999--
  (Current Notional Value of $118,781 per
  contract).................................       320         (16,342)
                                                   ---        --------
                                                   420        $ 20,348
                                                   ===        ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate

                                 June 30, 1999
--------------------------------------------------------------------------------

in effect on June 30, 1999, was 3.466%. During the year ended June 30, 1999, the rates ranged from 3.000% to 3.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Trust as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
August 5, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan Funds
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                       VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer, and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 1999. The Trust designated 99.7% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                  ----------------------
                                                   IN FAVOR    ABSTAINED
------------------------------------------------------------------------
David C. Arch                                     25,108,402    251,400
Howard J Kerr                                     25,105,339    254,503
Dennis J. McDonnell                               25,106,337    253,506

    The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell, Hugo F. Sonnenschein and Wayne W. Whalen.

    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 25,012,919 shares voted in favor of the proposal, 97,116 shares voted against and 249,807 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.